Exhibit 99.3

If you would like to reduce the costs incurred by our company in mailing proxy materials, instructions. John Sample 234567 1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1A PROPOSAL TO APPROVE THE ISSUANCE OF MACKINAC FINANCIAL CORPORATION'S COMMON STOCK PURSUANT TO THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JANUARY 16, 2018, AS AMENDED, BY AND AMONG MACKINAC FINANCIAL CORPORATION, FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC. AND MFNC ACQUISITION, LLC, AS DISCLOSED IN THE PROXY STATEMENT FOR THE SPECIAL MEETING. For 0 Against 0 Abstain 0 0 0 0 2A PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 1. John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ONA1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000373105_1 R1.0.1.17 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/09/2018 for shares held directly and by 11:59 P.M. ET on 05/07/2018 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/09/2018 for shares held directly and by 11:59 P.M. ET on 05/07/2018 for shares held in a Plan. Have your proxy card in hand when you call and then follow the 234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # → SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 MACKINAC FINANCIAL CORPORATION ATTN: JESSE DEERING, EVP/CFO 130 SOUTH CEDAR STREET MANISTIQUE, MI 49854 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement and Prospectus is available at www.proxyvote.com MACKINAC FINANCIAL CORPORATION Special Meeting of Shareholders May 10, 2018 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Paul D. Tobias and Kelly W. George, or either of them, with power of substitution in each, proxies to vote, as designated hereon, all of the undersigned's shares of common stock of MACKINAC FINANCIAL CORPORATION, at the Special Meeting of Shareholders to be held at the Company headquarters at 130 South Cedar Street, Manistique, MI 49854, on May 10, 2018, at 9:00 a.m., EDT and any and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000373105_2 R1.0.1.17